Geovic Mining Corp. Announces Results of 2014 Annual Meeting of Stockholders

June 27, 2014 - Denver, CO - Geovic Mining Corp. ("Geovic" or "the Company", TSX:GMC, OTCBB:GVCM) is pleased to announce the results of its 2014 Annual Meeting of Stockholders held pursuant to notice on June 25, 2014 at the offices of the Company in Denver, Colorado. A total of 47,983,584 shares of the 106,719,602 common shares outstanding, representing 44.96%, were voted.

During the meeting the stockholders of the Company approved the following resolutions:

1.	election of William A. Buckovic, Michael T. Mason, Paul D. Rose, Teresa A. Dooling and Christopher A. Serin as directors of the Company to serve until the 2015 annual meeting of stockholders, as follows:
Director	Votes for	% for	Votes withheld	% withheld
William A. Buckovic	27,362,994	99.72	77,090	0.28
Michael T. Mason	27,008,317	98.43	431,767	1.57
PaulD. Rose	27,358,644	99.70	81,440	0.30
Teresa A. Dooling	27,079,790	98.69	360,294	1.31
Christopher A. Serin	27,078,440	98.68	361,644	1.32

2.	ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	re-approval of the stock option plan of the Company; and

4.	approval and ratification of the Company’s issuance of promissory notes to certain insiders and related parties of the Company:

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% indirect ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and project information may be found on the websites www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Michael Mason

Chairman and CEO

Geovic Mining Corp.

Direct (303) 476-6455

mt_mason@msn.com

On behalf of the Board

Michael T. Mason, CEO

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the proposed drilling program, the results of the drilling program, the merits of the Company’s mineral projects, the Company’s interest in its mineral projects, the Company’s drill programs and exploration plans and the Company’s plan and expectations regarding its mineral projects. In certain cases, forward-looking statements can be identified by the use of words such as “potential”, “planned”, “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or statements that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; predicted capital costs, operating costs, the ability to obtain financing and to market the products, production rates; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore resources, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.